SUPPLEMENT
                               dated June 5, 2000
                              to the Annual Report
            for the TIAA-CREF Mutual Funds, dated December 31, 1999

     There was an error in the ratio of net investment income to average net assets reported for the Managed Allocation Fund for the year ended December 31, 1999 in the Financial Highlights on page 79 of the Annual Report. The correct ratio is 2.70%.